UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported):

February 10, 2010

GRAHAM PACKAGING HOLDINGS COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	333-53603-03	23-2553000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Agreement and Registration Rights Agreement

In connection with the completion of the initial public offering (the “Offering”) of the common stock, par value $0.01 per share, of Graham Packaging Company Inc. (the “Company”), as described in the Company’s Registration Statement on Form S-1 (File No. 333-163956), as amended (the “Registration Statement”), on February 10, 2010, Graham Packaging Holdings Company Inc. (“Holdings”), an indirect subsidiary of the Company, entered into the following agreements, which became effective as of the closing of the Offering on February 17, 2010: (i) an Exchange Agreement (the “Exchange Agreement”) by and among the Company, Holdings, Graham Packaging Corporation (“GPC”) and GPC Holdings, L.P. (“GPCLP” and, together with GPC, the “Graham Family Partners”); and (ii) a Registration Rights Agreement (the “Registration Rights Agreement”) by and among the Company, Holdings, the Graham Family Partners, Blackstone Capital Partners III Merchant Banking Fund L.P. (“BCP”), Blackstone Offshore Capital Partners III L.P. (“BOCP”), Blackstone Family Investment Partnership III L.P. (“BFIP” and, together with BCP and BOCP, the “Blackstone Funds”) and certain holders of the Company’s common stock. The terms of these agreements are substantially identical to the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Under the Exchange Agreement, the Graham Family Partners and certain permitted transferees thereof may, subject to the terms specified in the Exchange Agreement, exchange their limited partnership units of Holdings for shares of the Company’s common stock at any time and from time to time on a one-for-one basis, subject to customary conversion rate adjustments for splits, stock dividends and reclassifications. A copy of the Exchange Agreement is attached as Exhibit 10.1 and incorporated herein by reference.

Under the Registration Rights Agreement, the parties thereto have been granted certain rights with respect to shares of the Company’s common stock either held by them or received upon the exchange of limited partnership units of Holdings. The Registration Rights Agreement provides (i) to the Graham Family Partners and their affiliates (and their permitted transferees of partnership interests in Holdings) two “demand” registrations at any time and customary “piggyback” registration rights and (ii) to the Blackstone Funds, an unlimited number of “demand” registrations and customary “piggyback” registration rights. The Graham Family Partners and their affiliates may also request that the Company file a shelf registration statement beginning on the 181st day after the Offering. Under the Registration Rights Agreement, the Company will pay certain expenses of the Graham Family Partners, the Blackstone Funds and certain other investors relating to such registrations and indemnify them against certain liabilities, which may arise under the Securities Act of 1933, as amended (the “Act”). A copy of the Registration Rights Agreement is attached as Exhibit 10.2 and incorporated herein by reference.

Affiliates of the Blackstone Funds have various relationships with Holdings. For further information concerning the other material relationships between Holdings and the Blackstone Funds and their affiliates, see the section entitled “Certain Relationships and Related Party Transactions” in the Company’s prospectus, dated February 10, 2010, filed pursuant to Rule 424(b) of the Act.

Amended and Restated Employment Agreement with Mr. Burgess and Transaction Bonus Agreement with Mr. Knowlton

As previously disclosed on Holdings’ Current Report on Form 8-K, filed on February 5, 2010, (i) the Company and Holdings entered into an Amended and Restated Employment Agreement with the Company’s Chief Executive Officer, Mark S. Burgess (the “Amended and Restated Employment Agreement”) and (ii) Holdings and Graham Packaging Company L.P. (the “Operating Company”) entered into a Transaction Bonus and Release Agreement with Warren D. Knowlton (the “Transaction Bonus and

Release Agreement”). A copy of the Amended and Restated Employment Agreement is attached as Exhibit 10.6 and incorporated herein by reference. A copy of the Transaction Bonus and Release Agreement is attached as Exhibit 10.7 and incorporated herein by reference. The terms of the Amended and Restated Employment Agreement and the Transaction Bonus and Release Agreement are substantially identical to the forms of such agreements filed as exhibits to Holding’s Current Report on Form 8-K, filed on February 5, 2010, and to the Registration Statement and as described therein.

Item 1.02	Termination of a Material Definitive Agreement.

Termination of the Amended and Restated Monitoring Agreement

Blackstone Management Partners III L.L.C. (“BMP”) and Graham Alternative Investment Partners I (“GAIP”) provided management and advisory services to Holdings and its affiliates pursuant to the Amended and Restated Monitoring Agreement, dated as of September 30, 2004 by and among Holdings, the Operating Company, BMP and GAIP (the “Monitoring Agreement”).

In connection with the Offering, and in exchange for a one-time payment of $26.3 million to BMP and a $8.8 million to GAIP, which amount represents the estimated fair value of future payments under the Monitoring Agreement, the parties to the Monitoring Agreement agreed to terminate such agreement and entered into a Termination Agreement (the “Termination Agreement”). As a result of the termination, affiliates of the Blackstone Funds and the Graham Family Partners have no further obligation to provide services to Holdings, and Holdings has no further obligation to make annual payments of $4.0 million under the Monitoring Agreement.

A copy of the Termination Agreement is attached as Exhibit 10.3 and incorporated herein by reference.

Termination of the Stockholders’ Agreement

Holdings was party to a Stockholders’ Agreement by and among the Company, Holdings, the Blackstone Funds, GPC Capital Corp. II and BT Investment Partners, Inc. (“BT”), dated February 2, 1998 (the “Stockholders’ Agreement”), which restricted transfers of the Company’s common stock and provided the parties thereto with customary tag and drag rights with respect to certain sales of the Company’s common stock.

On February 10, 2010 and in connection with the Offering, Holdings entered into a Termination Agreement (the “Stockholders’ Agreement Termination Agreement”), by and among the Blackstone Funds, the Company, Holdings and MidOcean Capital Investors, L.P. (a permitted transferee of BT under the Stockholders’ Agreement) pursuant to which the Stockholders’ Agreement was terminated in consideration for the rights granted to the parties thereto under the Registration Rights Agreement.

A copy of the Stockholders Agreement Termination Agreement is attached as Exhibit 10.4 and incorporated herein by reference.

Termination of the Management Stockholders’ Agreement

Holdings was also party to a Management Stockholders’ Agreement, by and among the Company, Holdings, the Blackstone Funds, GPC Capital Corp. II and certain current and former members of management of the Operating Company (the “Management Stockholders”) dated February 2, 1998 (the “Management Stockholders’ Agreement”), which restricted transfers of the Company’s common stock by the Management Stockholders and provided them with customary tag and drag rights with respect to certain sales of the Company’s common stock.

On January 25, 2010 and in connection with the Offering, the Company entered into Letter Agreements with the Management Stockholders (the “Management Stockholders’ Agreement Termination Agreements”), pursuant to which each Management Stockholders’ rights under the Management Stockholders Agreement were terminated effective as of February 17, 2010, in consideration for the rights granted to such person under the Registration Rights Agreement.

A copy of the Form of Management Stockholders’ Agreement Termination Agreement is attached as Exhibit 10.5 and incorporated herein by reference.

Affiliates of the Blackstone Funds have various relationships with Holdings. For further information concerning the other material relationships between Holdings and the Blackstone Funds and their affiliates, see the section entitled “Certain Relationships and Related Party Transactions” in the Company’s prospectus, dated February 10, 2010, filed pursuant to Rule 424(b) of the Act.

Item 3.02	Unregistered Sales of Equity Securities.

On February 17, 2010 and in connection with the Offering, the Company purchased 16,666,667 newly-issued limited partnership units from Holdings for an aggregate amount of $114.2 million. No underwriters were involved in the foregoing sale of securities. The sale was exempt from the registration requirements of the Act under Section 4(2) of the Act.

Item 8.01	Other Events.

On February 17, 2010, the Operating Company used a portion of the net proceeds of the Offering and cash on hand to repay a portion of Term Loan B and Term Loan C (together, the “Term Loans”) under the Credit Agreement, dated as of October 7, 2004, among Holdings, the Operating Company, GPC Capital Corp. I, the lenders from time to time party thereto and Deutsche Bank AG Cayman Islands Branch, as administrative agent, as amended, modified and/or supplemented to.

An aggregate of $115.1 million of the Term Loans was repaid, of which $19.4 million was allocated to repay principal and accrued interest on Term Loan B and $95.7 million was allocated to repay principal and accrued interest on Term Loan C.

The above descriptions of the agreements described herein are qualified in their entirety by reference to the agreements file hereto as Items 10.1 to 10.7.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

GRAHAM PACKAGING HOLDINGS COMPANY

Date: February 17, 2010	By:	/S/ DAVID W. BULLOCK
	Name:	David W. Bullock
	Title:	Chief Financial Officer

EXHIBIT INDEX

10.1	Exchange Agreement by and among the Graham Packaging Company Inc., Graham Packaging Holdings Company, Graham Packaging Corporation and GPC Holdings, L.P., dated as of February 10, 2010 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Graham Packaging Company Inc. on the date hereof).

10.2	Registration Rights Agreement by and among the Graham Packaging Company Inc., Graham Packaging Holdings Company, Graham Packaging Corporation, GPC Holdings, L.P., Blackstone Capital Partners III Merchant Banking Fund L.P., Blackstone Offshore Capital Partners III L.P., Blackstone Family Investment Partnership III L.P. and certain holders of the Company’s common stock, dated as of February 10, 2010 (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Graham Packaging Company Inc. on the date hereof).

10.3	Termination Agreement by and among Graham Packaging Holdings Company, Graham Packaging Company L.P., Blackstone Management Partners III L.L.C. and Graham Alternative Investment Partners I, dated as of February 10, 2010.

10.4	Termination Agreement by and among Blackstone Capital Partners III Merchant Banking Fund L.P., Blackstone Offshore Capital Partners III L.P., Blackstone Family Investment Partnership III L.P., Graham Packaging Company Inc., Graham Packaging Holdings Company, GPC Capital Corp. II and MidOcean Capital Investors, L.P., dated as of February 10, 2010 (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed by Graham Packaging Company Inc. on the date hereof).

10.5	Form of Management Stockholders’ Agreement Termination Agreement (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed by Graham Packaging Company Inc. on the date hereof).

10.6	Amended and Restated Employment Agreement Between Graham Packaging Company Inc., Graham Packaging Holdings Company, Graham Packaging Company, L.P. and Mark S. Burgess, dated January 20, 2010 (incorporated herein by reference to Exhibit 10.6 to the Current Report on Form 8-K filed by Graham Packaging Company Inc. on the date hereof).

10.7	Graham Packaging Holdings Company and Graham Packaging Company, L.P. Transaction Bonus and Release Agreement with Warren D. Knowlton, dated January 20, 2010.